UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In accordance with the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement, Amended and Restated Foreign Global Hyatt Agreement and 2007 Stockholders’ Agreement (and assuming such lock-up restrictions are not amended, waived or terminated and that there are no transfers of shares amongst Pritzker family stockholders), during the full 12 month period from November 5, 2012 through November 4, 2013, 42,251,841 restricted shares will be available for sale in the public market. In addition, on May 11, 2013, 6,331,270 more restricted shares will become available for sale in the public market under the 2007 Stockholders’ Agreement. The availability of these shares for sale in the public market is subject to applicable law and the applicable restrictions contained in such agreements (including with respect to certain of these shares, rights of first refusal and requirements that certain of these shares only be transferred by way of an underwritten public offering or by way of a broad sale distribution). The foregoing numbers are based on information as of the date of this filing.

For additional information regarding the restrictions contained in the Amended and Restated Global Hyatt Agreement, Amended and Restated Foreign Global Hyatt Agreement and 2007 Stockholders’ Agreement, see Part I, Item 1, “Business—Stockholder Agreements—Amended and Restated Global Hyatt Agreement,” “—Amended and Restated Foreign Global Hyatt Agreement” and “—2007 Stockholders’ Agreement” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The foregoing numbers do not include any shares of Class A common stock that may be issued and become eligible for sale in the public market under our Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, the Hyatt Hotels Corporation Employee Stock Purchase Plan, the Amended and Restated Hyatt Corporation Deferred Compensation Plan and the Hyatt International Hotels Retirement Plan.

Forward-Looking Statements

Statements in this Current Report on Form 8-K, which are not historical facts, are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about future events and involve known and unknown risks that are difficult to predict. As a result, actual results or events may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us, are inherently uncertain. A more complete description of the risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this filing. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: November 5, 2012	By:	/s/ Gebhard F. Rainer
Gebhard F. Rainer
Executive Vice President, Chief Financial Officer